                                                                    EXHIBIT 10.2


                              SECOND AMENDMENT TO
                             AMENDED AND RESTATED
                          REVOLVING CREDIT AGREEMENT


     THIS SECOND AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (the "Amendment") is made and entered into as of the 9th day of June, 1999 (the "Effective Date"), by and among CROSS TIMBERS OIL COMPANY, a Delaware corporation ("Company"), the Banks that are signatories hereto (collectively, the "Banks"), MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Administrative Agent for Banks, NATIONSBANK, N.A. D/B/A BANK OF AMERICA, N.A., as Syndication Agent for Banks and CHASE BANK OF TEXAS, N.A., as Documentation Agent for Banks.

                             W I T N E S S E T H:

     WHEREAS, Company, Morgan Guaranty Trust Company of New York, as Administrative Agent for Banks, NationsBank, N.A. d/b/a Bank of America N.A., as Syndication Agent for Banks, Chase Bank of Texas, N.A., as Documentation Agent for Banks, and Banks have entered into that certain Amended and Restated Revolving Credit Agreement dated as of November 16, 1998, which amends and restates in its entirety that certain Revolving Credit Agreement dated August 28, 1998, which amends and restates in its entirety that certain Revolving Credit Agreement dated as of April 17, 1998, as amended (as amended by the foregoing, as amended by that certain First Amendment to Amended and Restated Revolving Credit Agreement dated as of May 17, 1999 among Company and Banks and as in effect as of the Effective Date, as amended hereby and as amended from time to time hereafter, the "Loan Agreement").

     WHEREAS, the parties hereto desire to amend the Loan Agreement as set forth herein.

     NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

                                   ARTICLE I
                          Definitions and References

     1.01 Unless otherwise specifically defined herein, each term used herein which is defined in the Loan Agreement as in effect immediately prior to the Effective Date shall have the meaning assigned to such term in the Loan Agreement as so in effect. Each reference to "hereof," "hereunder," "herein" and "hereby" and each other similar reference and each reference to "this Loan Agreement" and each other similar reference contained in the Loan Agreement shall from and after the Effective Date refer to the Loan Agreement as amended hereby.

                                  ARTICLE II
                                  Amendments

     2.01. Amendments to Article I; Additional Defined Terms. Effective as of the Effective Date, Article I of the Loan Agreement is amended by including the following defined terms:

     (i) "Lehman Agreement" shall mean that certain Commitment Letter dated May 17, 1999 between Company and Lehman Brothers, Inc. pursuant to which, among other things, Lehman Brothers, Inc. or an affiliated entity shall acquire a 50% equity interest in Spring Acquisition Company and thereby fund 50% of the costs required to acquire the Capital Stock of Spring Holding pursuant to the terms of the Spring Holding Acquisition Agreement, together with the definitive agreement that is to be entered into between Company and Lehman Brothers, Inc. as set forth in such Commitment Letter.

     (ii) "Spring Acquisition Company" shall mean a limited liability company or corporation to be formed pursuant to the terms of the Lehman Agreement, the members of which shall be Cross Timbers Trading Company or the Spring Subsidiary, to the extent of a 50% equity interest, and Lehman Brothers, Inc. or an affiliated entity, to the extent of a 50% equity interest. The assets and properties of Spring Acquisition Company shall consist of all of the Capital Stock of Spring Holding that is to be acquired pursuant to the Spring Holding Acquisition Agreement.

     (iii) "Spring Companies" shall mean Spring Holding, Spring Resources, Inc., an Oklahoma corporation, and Mega Natural Gas Company, L.L.C., an Oklahoma limited liability company.

     (iv) "Spring Holding" shall mean Spring Holding Company, a Delaware corporation.

     (v) "Spring Holding Acquisition Agreement" shall mean that certain Stock Purchase Agreement dated as of May 17, 1999 among the shareholders of Spring Holding and Company, pursuant to which Company has agreed to acquire all of the Capital Stock of Spring Holding. Pursuant to the terms of the Lehman Agreement, Company's rights and interests in the Spring Holding Acquisition Agreement shall be assigned and transferred to Spring Acquisition Company.

     (vi) "Spring Subsidiary" shall mean a Subsidiary that may be formed by Company, which Subsidiary would own a 50% equity interest in Spring Acquisition Company pursuant to the Lehman Agreement.

     2.02. Amendment to Article I; Subsidiary. Effective as of the Effective Date, the defined term "Subsidiary" or "Subsidiaries" as it appears in Article I of the Loan Agreement is amended by including the following sentence at the conclusion of such defined term:

            "Notwithstanding the foregoing, so long as none of the assets or properties of the Spring Companies are included in the Borrowing Base, Spring Acquisition Company shall not be deemed a Subsidiary, either at its formation or if Company or any Subsidiary acquires any additional equity interests in Spring Acquisition Company or Capital Stock of Spring Holding. If formed, the Spring Subsidiary shall be a Subsidiary."

     2.03. Amendment to Article 6. Effective as of the Effective Date, the phrase "Company, CT Operating and each Gas Marketing Subsidiary" and the phrase "Company, CT Operating or any Gas Marketing Subsidiary " wherever such phrases appear throughout Article 6 of the Loan Agreement are amended in their entirety and the phrase "Company, CT Operating, Cross Timbers Trading Company, Spring Subsidiary and each Gas Marketing Subsidiary " or the phrase "Company, CT Operating, Cross Timbers Trading Company, Spring Subsidiary or any Gas Marketing Subsidiary " (as the case may be) are substituted therefor.

     2.04. Amendment to Sections 8.01(a) and (b). Effective as of the Effective Date, the phrase "(exclusive of WTW Properties, Inc., CT Operating and Cross Timbers Trading Company)" wherever such phrase appears throughout Sections 8.01(a) and (b) of the Loan Agreement is amended in its entirety and the phrase "(exclusive of WTW Properties, Inc. and CT Operating)" is substituted therefor.

     2.05.  Amendment to Sections 8.01(c).  Effective as of the Effective Date,
Section 8.01(c) of the Loan Agreement is amended by including the following sentence at the conclusion of such Section:

     "Contemporaneous with the delivery to the lenders to the Spring Companies, Company shall deliver to Banks each reserve report evaluating the oil and gas reserves of the Spring Companies that is required to be delivered to such lenders pursuant to any credit agreement among the Spring Companies and such lenders, provided, however, if such credit agreement is no longer in effect, Company shall deliver to Banks a reserve report evaluating the oil and gas reserves of the Spring Companies in the same manner and at such times as a Reserve Report is required to be delivered to Banks according to
     Section 5.03 hereof."

     2.06.  Amendment to Sections 8.01(n).  Effective as of the Effective Date,
Section 8.01(n) of the Loan Agreement is amended in its entirety and the following is substituted therefor:

     "(n)   Financial Information Concerning the Spring Companies.
     Contemporaneous with the delivery to the lenders to the Spring Companies, Company shall provide to Banks copies of all financial statements of the Spring Companies that are required to be delivered to such lenders pursuant to any credit agreement among the Spring Companies and such lenders, provided, however, if such credit agreement is no longer in effect, Company shall deliver to Banks such financial statements of the Spring Companies in the same manner and at such times as the financial statements are required to be delivered to Banks according to Section 8.01(a) and (b) hereof."

     2.07.  Inclusion of Section 8.01(o).  Effective as of the Effective Date,
Section 8.01(o) of the Loan Agreement is amended by including following Section 8.01(o):

     "(o)   Other Information.  All information concerning the April 1997
     Indenture, the October 1997 Indenture, the Subordinated Indebtedness and such other information concerning the business, properties or financial condition of Company, any Subsidiary, the Proposed Royalty Trust, Spring Acquisition Company or any of the Spring Companies as Administrative Agent or any Bank shall reasonably request."

     2.08. Amendment to Sections 8.06. Effective as of the Effective Date, the last sentence of Section 8.06 of the Loan Agreement is amended in its entirety and the following is substituted therefor:

     "Cross Timbers Trading Company, each Gas Marketing Subsidiary and, if formed, Spring Subsidiary will promptly comply with any and all covenants and provisions of the Guaranty and all other Loan Papers executed by Cross Timbers Trading Company, such Gas Marketing Subsidiary or Spring Subsidiary."

     2.09.  Amendment to Section 8.19.  Effective as of the Effective Date,
Section 8.19 of the Loan Agreement is amended in its entirety and the following is substituted therefor:

            "8.19. Pledge of Properties. In addition to the other rights and remedies of Banks provided herein, upon the occurrence of a Borrowing Base Deficiency, Majority Banks may require (i) Company to grant to Banks as security for the performance by Company of the Notes and the Obligation of Company hereunder, a valid, enforceable, perfected, first priority and the only Lien in the Mineral Properties (subject to Permitted Liens), and in all mineral production therefrom or attributable thereto and in all related accounts, wells, pipes, personal property and fixtures, to the extent of Company's right, title and interest in such Mineral Properties, (ii) the Gas Marketing Subsidiaries to grant to Banks as security for the performance by Company of the Notes and Obligation hereunder, a valid, enforceable, perfected, first priority and only Lien (subject to Permitted Liens) in the properties, assets, contracts, contract rights, accounts and accounts receivables of the Gas Marketing Subsidiaries, (iii) Company and any Subsidiary to grant to Banks as security for the performance by Company of the Notes and the Obligation of Company hereunder, a valid, enforceable, perfected, first priority and the only Lien in the units in the Proposed Royalty Trust and (iv) Company and any Subsidiary to grant to Banks as security for the performance by Company of the Notes and the Obligation of Company hereunder, a valid, enforceable, perfected, first priority and the only Lien in its equity interests in Spring Acquisition

            Company and/or the Capital Stock of Spring Holding. Such Liens described in the foregoing sentence shall be granted pursuant to, and more fully described in, deeds of trust, mortgages, security agreements, pledge agreements, assignments of production, financing statements and other documents (herein called the "Collateral Documents") which are in form and substance satisfactory to Banks and which will be executed by Company, the Gas Marketing Subsidiaries and any other applicable Subsidiary and delivered to Agents within 30 days following Agents' written notice requesting Company's, the Gas Marketing Subsidiaries' and any other applicable Subsidiary's execution and delivery of such Collateral Documents."

     2.10.  Amendment to Section 9.04.  Effective as of the Effective Date,
Section 9.04 of the Loan Agreement is amended in its entirety and the following is substituted therefor:

     "9.04. Limitation on Investments. Company will not, and will not permit any Subsidiary to, make or have outstanding any Investments in any Person, except for (i) Investments in CRT Units; (ii) Company's ownership of the Capital Stock of the Subsidiaries, (iii) Company's ownership of units in the Proposed Royalty Trust, (iv) Cross Timbers Trading Company's and/or Spring Subsidiary's 50% equity ownership interest in Spring Acquisition Company to the extent that it is acquired pursuant to the Lehman Agreement,
     (v) Investments in Capital Stock of publicly traded companies engaged primarily in the oil and gas industry and Non-CT Royalty Trust Units that are owned or held by Company as of June 9, 1999 (for the purpose of this Section 9.04, the type of Investments referred to in this sub-clause (v) shall be called "Energy Stocks") (vi) Investments in Non-CT Royalty Trust Units to the extent that such Non-CT Royalty Trust Units are not included in the Investments permitted in this sub-clause (v), provided that the aggregate cost of all Investments which are outstanding pursuant to this sub-clause (vi) shall not exceed $15,000,000, (vii) Investments in additional equity interests in Spring Acquisition Company and/or the Capital Stock of Spring Holding if (1) such Investments (a) are made pursuant to the terms of the Lehman Agreement and (b) the consideration paid for such Investments is the Capital Stock of Company and/or proceeds directly derived from the public offering of the Capital Stock of Company or (2) Majority Banks consent to such Investments to the extent that such Investments are not acquired by the manner specified in sub-clause (1) immediately above, (viii) Temporary Cash Investments, and (ix) such other "cash equivalent" investments as Majority Banks may from time to time approve. With respect to the Investments in Energy Stocks that are permitted under sub-clause (v) above, if Company should sell or dispose of any such Energy Stocks, no additional Investments in Energy Stocks shall be permitted until such time that the aggregate cost of all Energy Stocks then owned or held does not exceed $30,000,000, and at such time that the aggregate cost of all Energy Stocks then owned or held does not exceed $30,000,000, additional Investments in Energy Stocks may be made, provided that the aggregate cost of all Investments in Energy Stocks that are then outstanding under sub-clause (v) above shall not exceed $30,000,000. Notwithstanding any of the foregoing, Company will not, and will not permit any Subsidiary to, make any Investments otherwise permitted by this Section 9.04 if (i) an Event of Default exists hereunder or, with the lapse of time and the giving of notice or both, an Event of Default would exist hereunder, (ii) the making of such Investment would cause an Event of Default hereunder, or
     (iii) a Borrowing Base Deficiency exists hereunder."

     2.11.  Amendment to Section 9.16.  Effective as of the Effective Date,
Section 9.16 of the Loan Agreement is amended in its entirety and the following is substituted therefor:

     "9.16. Restriction on Loans. Without the prior written consent of Majority Banks, which consent shall not be unreasonably withheld, neither Company nor any Subsidiary shall make any loans or advances to any Person, including any Subsidiary or Affiliate of Company, provided, however, that Company or a Subsidiary (a) may make loans or advances to any Person other than Spring Acquisition Company, any of the Spring Companies or any Person who is an officer or director of Company if such loans or advances are in the ordinary course of Company's business, (b) Company or a Subsidiary may make loans or advances to officers and directors of Company up to an aggregate amount of $12,000,000 for all of such loans or advances and (c) Company or a Subsidiary may make loans or advances to Spring Acquisition Company and any of the Spring Companies up to an aggregate amount of $5,000,000 for all of such loans or advances."

     2.12.  Amendment to Section 10.01(o)  Effective as of the Effective Date,
Section 10.01(o) of the Loan Agreement is amended in its entirety and the following is substituted therefor:

     "(o)   Company and/or any of the applicable Subsidiaries shall fail to execute and deliver to Agents the Collateral Documents within 30 days following Agents' written notice to Company and/or the applicable Subsidiaries requesting Company to execute and deliver the Collateral Documents;"

                                  ARTICLE III
                         Condition Precedent; Guaranty

     3.01. Counterparts; Conditions to Effectiveness. Subject to the other conditions precedent set forth in this Article III, this instrument shall become effective (and the Loan Agreement shall be amended with the amendments referred to herein) as of the Effective Date when Administrative Agent shall have received a duly executed counterpart hereof signed by Company and Majority Banks (or, in the case of any Bank included within Majority Banks as to which an executed counterpart shall not have been received, Administrative Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such Bank).

     3.02. Guaranty. If Spring Subsidiary is formed, the Loan shall be unconditionally guaranteed by Spring Subsidiary pursuant to the form of Guaranty previously executed by CT Operating, Cross Timbers Trading Company and each Gas Marketing Subsidiary, with such Guaranty to be delivered to Agents within 10 days following Agents' written notice requesting such Guaranty.

                                  ARTICLE IV
                 Ratifications, Representations and Warranties

     4.01. Ratifications. The terms and provisions set forth herein shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement immediately before giving effect hereto and the other Loan Papers, and, except as expressly modified, amended, and superseded herein, the terms and provisions of the Loan Agreement and the other Loan Papers are ratified and confirmed and shall continue in full force and effect. Company and Banks agree that the Loan Agreement, as amended hereby, and the other Loan Papers shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

     4.02. Representations, Warranties and Agreements. Company hereby represents and warrants to Banks that (a) the execution, delivery and performance of the Loan Agreement as amended hereby has been authorized by all requisite corporate action on the part of Company and will not violate the Articles/Certificate of Incorporation or Bylaws of Company; (b) the representations and warranties contained in the Loan Agreement, as amended hereby, and any other Loan Papers are true and correct on and as of the date hereof and on and as of the date of execution hereof as though made on and as of each such date; (c) no Default or Event of Default under the Loan Agreement, as amended hereby, has occurred and is continuing; and (d) Company is in full compliance with all covenants and agreements contained in the Loan Agreement and the other Loan Papers, as amended hereby.

     4.03. Representations and Warranties Concerning Spring Acquisition Company and Spring Holding. Company hereby represents and warrants to Banks that neither Spring Acquisition Company's acquisition of the Capital Stock of Spring Holding nor Company's nor any Subsidiary's subsequent acquisition of any additional equity interests in Spring Acquisition Company or the Capital Stock of Spring Holding will cause Company or any Subsidiary (a) to incur, assume or otherwise become liable for any Indebtedness of the Spring Companies or any other Person or (b) to become responsible or liable for any presently existing breach or violation, in any material respect, of any Environmental Laws applicable to the assets of any of the Spring Companies.

                                   ARTICLE V
                           Miscellaneous Provisions

     5.01. Reference to Loan Agreement. The other Loan Papers, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Loan Agreement, as amended hereby, are hereby amended so that any reference in the Loan Agreement and such other Loan Papers to the Loan Agreement shall mean a reference to the Loan Agreement as amended hereby.

     5.02. Expenses of Agents. As provided in the Loan Agreement, Company agrees to pay on demand all reasonable costs and expenses incurred by Agents in connection with the preparation, negotiation and execution of this Amendment, including, without limitation, the costs and fees of Agent's legal counsel, and all reasonable costs and expenses incurred by Banks in connection with the enforcement or preservation of any rights under the Loan Agreement, as amended hereby, or any other Loan Papers, including, without, limitation, the reasonable costs and fees of Agents' legal counsel. Company shall not be responsible for the cost or expense of legal counsel of any other Bank in connection with the preparation, execution and delivery of this Amendment.

     5.03. Counterparts. This instrument may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

     5.04. Headings. The headings, captions, and arrangements used herein are for convenience only and shall not affect the interpretation of this instrument.

     5.05. Applicable Law. THE LOAN AGREEMENT AS AMENDED HEREBY AND ALL OTHER LOAN PAPERS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS UNLESS THE LAWS GOVERNING NATIONAL BANKS SHALL HAVE APPLICATION.

     5.06. Final Agreement. THE LOAN AGREEMENT AS AMENDED HEREBY AND THE OTHER LOAN PAPERS, EACH AS AMENDED HEREBY, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE EFFECTIVE DATE THIS AMENDMENT IS EXECUTED. THE LOAN AGREEMENT AS AMENDED HEREBY AND THE OTHER LOAN PAPERS, AS AMENDED HEREBY, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THE LOAN AGREEMENT OR THE OTHER LOANS PAPERS SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY COMPANY AND EITHER BANKS OR MAJORITY BANKS, AS PROVIDED IN THE LOAN AGREEMENT.

     IN WITNESS WHEREOF, this Amendment has been executed in multiple originals and is effective as of the date first above-written.

                          [SIGNATURE PAGES TO FOLLOW]

                                        COMPANY:

                                        CROSS TIMBERS OIL COMPANY,
                                        a Delaware corporation


                                        By:    JOHN O'REAR
                                               ---------------------------------
                                               John O'Rear, Vice President and
                                               Treasurer


                                        BANKS:

                                        MORGAN GUARANTY TRUST COMPANY
                                         OF NEW YORK


                                        By:    JOHN KOWALCZUK
                                               ---------------------------------
                                        Name:  John Kowalczuk
                                               ---------------------------------
                                        Title: Vice President
                                               ---------------------------------


                                        NATIONSBANK, N.A., dba Bank of America,
                                        N.A.


                                        By:    J. SCOTT FOWLER
                                               ---------------------------------
                                               J. Scott Fowler, Vice President




                                        CHASE BANK OF TEXAS, N.A.


                                        By:    DALE HURD
                                               ---------------------------------
                                               Dale Hurd, Managing Director

                                        BANKBOSTON, N.A.


                                        By:    GEORGE W. PASSELA
                                               ---------------------------------
                                        Name:  George W. Passela
                                               ---------------------------------
                                        Title: Managing Director
                                               ---------------------------------


                                        WELLS FARGO BANK (TEXAS), N.A.


                                        By:    CHARLES D. KIRKHAM
                                               ---------------------------------
                                               Charles D. Kirkham,
                                               Vice President


                                        FROST NATIONAL BANK, as the surviving
                                        bank by merger of Overton Bank and
                                        Trust, N.A., effective May 29, 1998


                                        By:    W.H. (BILL) ADAMS, III
                                               ---------------------------------
                                               W.H. (Bill) Adams, III, Senior
                                               Vice President



                                        ABN-AMRO BANK N.V.


                                        By:    JAMIE A. CONN
                                               ---------------------------------
                                        Name:  Jamie A. Conn
                                               ---------------------------------
                                        Title: Vice President
                                               ---------------------------------


                                        By:    ROBERT J. CUNNINGHAM
                                               ---------------------------------
                                        Name:  Robert J. Cunningham
                                        Title: Group Vice President
                                               ---------------------------------

                                        BANK OF MONTREAL


                                        By:    MELISSA BAUMAN
                                               ---------------------------------
                                        Name:  Melissa Bauman
                                               ---------------------------------
                                        Title:  Director
                                               ---------------------------------


                                        THE BANK OF NEW YORK


                                        By:    RAYMOND J. PALMER
                                               ---------------------------------
                                        Name:  Raymond J. Palmer
                                               ---------------------------------
                                        Title: Vice President
                                               ---------------------------------


                                        PARIBAS


                                        By:    MIKE FIUZAT
                                               ---------------------------------
                                               Mike Fiuzat, Vice President

                                        By:    BRIAN M. MALONE
                                               ---------------------------------
                                        Name:  Brian M. Malone
                                               ---------------------------------
                                        Title: Director
                                               ---------------------------------


                                        CREDIT LYONNAIS NEW YORK BRANCH

                                        By:    PHILLIPPE SOUSTRA
                                               ---------------------------------
                                        Name:  Phillippe Soustra
                                               ---------------------------------
                                        Title: Senior Vice President
                                               ---------------------------------


                                        BANK OF AMERICA NATIONAL TRUST AND
                                        SAVINGS ASSOCIATION


                                        By:    J. SCOTT FOWLER
                                               ---------------------------------
                                               J. Scott Fowler, Vice President

                                        FIRST UNION NATIONAL BANK


                                        By:    ROBERT R. WETTEROFF
                                               ---------------------------------
                                        Name:  Robert R. Wetteroff
                                               ---------------------------------
                                        Title: Senior Vice President
                                               ---------------------------------


                                        BANK ONE, TEXAS, N.A.


                                        By:    WM. MARK CRANMER
                                               ---------------------------------
                                        Name:  Wm. Mark Cranmer
                                               ---------------------------------
                                        Title: Vice President
                                               ---------------------------------


                                        NATEXIS Banque


                                        By:    TIMOTHY L. POLVADO
                                               ---------------------------------
                                               Timothy L. Polvado,
                                               Vice President


                                        By:    ERIC DITGES
                                               ---------------------------------
                                               Eric Ditges, Assistant Vice
                                               President


                                        THE BANK OF NOVA SCOTIA


                                        By:    F.C.H. ASHBY
                                               ---------------------------------
                                        Name:  F.C.H. Ashby
                                               ---------------------------------
                                        Title: Senior Manager
                                               ---------------------------------
                                               Loan Operations


                                        COMERICA BANK-TEXAS


                                        By:    DAVID L. MONTGOMERY
                                               ---------------------------------
                                               David L. Montgomery,
                                               Vice President